SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials

Sturm, Ruger & Company, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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.. + Important Notice Regarding the Availability of Proxy Materials for the Sturm, Ruger & Company, Inc.Stockholder Meeting to be Held on May 9, 2018 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to stockholders are available at: • Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/RGR to view the materials. Step 2: Click on “Cast Your Vote or Request Materials.” Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 25, 2018 to facilitate timely delivery. 2NOT + 02RP5D

.. Stockholder Meeting Notice Sturm, Ruger & Company, Inc. Annual Meeting of Stockholders will be held on May 9, 2018 at The Hassayampa Inn, 122 East Gurley Street, Prescott, AZ 86301, at 9:00 a.m. MST. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors unanimously recommends a vote FOR the election of nine Directors, FOR proposals 2 and 3, and AGAINST proposal 4. 1. Election of Directors. John A. Cosentino, Jr. Michael O. Fifer Sandra S. Froman C. Michael Jacobi Christopher J. Killoy Terrence G. O'Connor Amir P. Rosenthal Ronald C. Whitaker Phillip C. Widman 2. The ratification of the appointment of RSM US LLP as the Independent Auditors of the Company for the 2018 fiscal year. 3. An advisory vote on the compensation of the Company’s Named Executive Officers. 4. Shareholder proposal to require a report on the Company’s activities related to safety measures and mitigation of harm associated with Company products. Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. For directions regarding in-person attendance, please call (203) 259-7843 and select option “8.” Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. • Internet – Go to www.envisionreports.com/RGR. Click “Cast Your Vote or Request Materials.” Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. • Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. • Email – Send an email to investorvote@computershare.com with “Proxy Materials Sturm, Ruger & Company, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 25, 2018. 02RP5D

RUGER

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., EDT, on May 9, 2018.

Vote by Internet

- Go to **www.envisionreports.com/RGR**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Election of Directors — The Board of Directors unanimously recommends a vote FOR the election of nine Directors:

1. Nominees:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - John A. Cosentino, Jr.	☐	☐	02 - Michael O. Fifer	☐	☐	03 - Sandra S. Froman	☐	☐
04 - C. Michael Jacobi	☐	☐	05 - Christopher J. Killoy	☐	☐	06 - Terrence G. O'Connor	☐	☐
07 - Amir P. Rosenthal	☐	☐	08 - Ronald C. Whitaker	☐	☐	09 - Phillip C. Widman	☐	☐

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B Issues — The Board of Directors unanimously recommends a vote FOR proposals 2 and 3. The Board of Directors unanimously recommends a vote AGAINST proposal 4.

Proposal	For	Against	Abstain
2. The ratification of the appointment of RSM US LLP as the Independent Auditors of the Company for the 2018 fiscal year.	☐	☐	☐
3. An advisory vote on the compensation of the Company's Named Executive Officers.	☐	☐	☐
4. Shareholder proposal to require a report on the Company's activities related to safety measures and mitigation of harm associated with Company products.	☐	☐	☐

Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

C Authorized Signatures — Date and Sign Below — This section must be completed for your vote to be counted.

When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X +

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.. • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • + Proxy — STURM, RUGER & COMPANY, INC. ONE LACEY PLACE, SOUTHPORT, CONNECTICUT 06890 This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on May 9, 2018. The undersigned hereby appoints Christopher J. Killoy and Kevin B. Reid, Sr. as Proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Sturm, Ruger & Company, Inc. (the “Company”), held of record by the undersigned on March 15, 2018 at the Annual Meeting of Stockholders to be held on May 9, 2018 or any adjournment or postponement thereof. The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” the election of all Directors, “FOR” proposals 2 and 3, and AGAINST proposal 4 and at their discretion on any other matter that may properly come before the meeting. Please sign exactly as your name appears on the other side of this proxy form. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE. (Continued and to be signed on reverse side.) Non-Voting Items Change of Address — Please print new address below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - D ON BOTH SIDES OF THIS CARD. +